SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8 K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event report)    July 20, 2000

Conestoga Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania                  33 30715                 23 2565087
(State or other jurisdiction (Commission             (IRS Employer
of incorporation)             File Number)      Identification No)

202 East First Street, Birdsboro, Pennsylvania          19508
(Address of principal executive officers)              (Zip Code)

Registrants telephone number, including area code 610 582 8711


(Former name or former address, if changed since last report.)



Item 5.	Other Events.

	As previously reported, on January 31, 2000 (the Effective
Date), Conestoga Enterprises, Inc., a Pennsylvania corporation (Registrant), acquired TeleBeam, Incorporated, a Delaware corporation (TeleBeam), by the merger of TeleBeam into TE Merger Corporation, a Pennsylvania corporation and a wholly owned subsidiary of Registrant (Merger Corporation), pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of November 12, 1999, by and among Registrant, TeleBeam and Merger Corporation. As of the Effective Date the name of Merger Corporation was amended to TeleBeam, Incorporated.

	The transaction was accounted for under the pooling of interests method of accounting.

	Attached hereto as exhibit 99.1 is Registrants Restated Consolidated Statement of Income and Restated Consolidated Balance Sheet for the year end 1999, restated to reflect the pooling of interests method of accounting for the acquisition of TeleBeam.

Item 7.	Financial Statements and Exhibits

	(c)	Exhibits

         99.1 Restated Consolidated Statement of Income and Restated Consolidated Balance Sheet of Conestoga Enterprises, Inc. for December 31, 1999, restated to reflect the pooling of interests method of accounting for the acquisition of TeleBeam.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					CONESTOGA ENTERPRISES, INC.


			By:
			Name:   Donald R. Breitenstein
					Title:  Senior Vice President and CFO

Date:  July 20, 2000






EXHIBIT INDEX


Exhibit Number                            Description

	99.1 Restated Consolidated Statement of Income and Restated Consolidated Balance Sheet of Conestoga
Enterprise, Inc. for December 31, 1999.


EXHIBIT 99.1
CONESTOGA ENTERPRISES, INC.

            CONSOLIDATED BALANCE SHEETS ( UNAUDITED )
                      December 31, 1999
        (In Thousands, Except Shares and Per Share Data)

                              ASSETS
	December 31,
	   1999

    Current Assets
      Cash and Cash Equivalents              $   2,507
      Accounts receivable, including unbilled
       revenue                                  11,449
      Inventories, at average cost               2,062
      Prepaid expenses                           1,545

                 Total Current Assets           17,563

     Investments and Other Assets
       Cost in Excess of Net Assets of Businesses
            Acquired                             5,183
       Investments in partnerships                  65
       Investments in equity securities          3,724
       Prepaid Pension Costs                     2,871
       Other                                     2,068

                                                53,911

       Plant
       In Service                              179,993
       Under Construction                        3,875

                                               183,868

       Less accumulated depreciation            87,194

                                                96,674


Total Assets                                  $168,148

    SEE NOTE TO  CONSOLIDATED FINANCIAL STATEMENTS



EXHIBIT 99.1
CONESTOGA ENTERPRISES, INC.

          CONSOLIDATED BALANCE SHEETS ( UNAUDITED )
                      December 31, 1999
      (In Thousands, Except Shares and Per Share Data)

LIABILITIES AND STOCKHOLDERS EQUITY
	December 31,
 	   1999*

Current Liabilities
   Current maturities of long term debt       $  3,982
   Notes payable                                 1,000
   Accounts payable                              6,900
   Accrued:
             Taxes                               1,290
             Interest                              197
             Payroll & Vacation Pay                932
   Advance billings Customer Deposits            2,651

               Total Current Liabilities        16,952

Long Term Liabilities
   Long Term Debt, less Current Maturities      50,616
   Accrued Post Retirement Cost                  1,108
   Other                                         1,387

                                                53,111

Deferred Income Taxes                           10,878

Convertible Redeemable Preferred Stock
   Par value $65 per share; authorized 900,000
   shares; issued and outstanding;
   12/31/99 - 156,779                           10,191

Common Stockholders Equity
  Common Stock  par value  $1 per share;
  authorized 20,000,000 shares;
  Issued  7,897,580 shares                       7,898
  Additional Paid-In Capital                    44,929
  Retained earnings                             24,041
  Net unrealized appreciation on
     marketable equity securities                1,667
  Less cost of treasury stock;
              82,225 shares                     (1,519)

                                                77,016

 Total Liabilities and Stockholders Equity    $168,148



EXHIBIT 99.1
CONESTOGA ENTERPRISES, INC.

       CONSOLIDATED STATEMENTS OF INCOME
     (In Thousands, Except Per Share Data)

                                                  Year Ended
                                              December 31, 1999
                                                 (unaudited)

Operating revenues:
     Local Service                            $ 12,512
     Long distance and access service           51,236
     Wireless service                            2,404
     Equipment and other                        20,864

                                                87,016

Operating Expenses:
     Operations and cost of sales               36,501
     Depreciation and amortization              15,492
     Selling, general and administrative        23,992

                                                75,985

            Operating income                    11,031

Other income (expense), net:
     Interest expense                           (4,101)
     Other, net                                   (168)
                                                (4,269)

            Income before income taxes           6,762

Income taxes                                     4,322

            Net income                        $  2,440

Basic earnings per share                         $0.24

Diluted earnings per share                       $0.24

  SEE NOTE TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

The consolidated financial statements give retroactive effect to the pooling of interests merger of Conestoga Enterprises, Inc. and TeleBeam, Incorporated. As a result the consolidated balance sheet as of December 31, 1999 and the related consolidated statement of income for the year ended December 31, 1999 are presented as of the combining companies had been consolidated as of January 1, 1999. As required by generally accepted accounting principles, the consolidated financial statements will become the historical consolidated financial statements of Conestoga Enterprises, Inc.